Exhibit 99.1

EMCORE Reports Fiscal 2022 Second Quarter Results

ALHAMBRA, CA, May 4, 2022 – EMCORE Corporation (Nasdaq: EMKR), a leading provider of advanced mixed-signal products that serve the aerospace and defense, communications, and sensing markets, today announced results for the fiscal 2022 second quarter ended March 31, 2022 (2Q22). Management will host a conference call to discuss financial and business results today at 5:00 p.m. Eastern Time (ET).

For 2Q22, consolidated revenue was $32.7 million, comprised of $9.0 million from the Aerospace and Defense (A&D) segment and $23.6 million from the Broadband segment. Net loss was $(2.2) million and $(0.8) million on a GAAP and non-GAAP basis, respectively. Adjusted EBITDA was $0.3 million. Please refer to the schedules at the end of this press release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.

“As expected, our Quartz MEMS product line rebounded and the Broadband segment turned in a solid performance, enabling us to deliver 2Q22 revenue within our guidance range. Beyond the top line, working capital improvements during the quarter resulted in a cash increase of $4.9 million,” said Jeff Rittichier, President and Chief Executive Officer of EMCORE. “While our profit margins in 2Q22 were impacted by semiconductor costs and lower overall Aerospace and Defense segment revenue, the momentum in our A&D business is strong, driven by our growing Inertial Navigation product portfolio and customers’ growing requirements for accurate guidance and stabilization systems. In the near term, due largely to a further softening of demand for our CATV product line, we expect revenue for 3Q22 to be in the range of $25 million to $27 million, inclusive of an estimated $3.5 million for a partial quarter of our newly acquired Space and Navigation business,” concluded Rittichier.

Consolidated Results

	Three Months Ended
	Mar 31, 2022	Dec 31, 2021	+increase/ -decrease
	2Q22	1Q22
Revenue	$32.7M	$42.2M	-$9.5M
Gross margin	28%	37%	-9%
Operating expenses (1)	$11.3M	$13.3M	-$2.0M
Operating margin (1)	(7%)	6%	-13%
Net (loss) income (1)	($2.2M)	$2.4M	-$4.6M
Net (loss) income per share diluted (1)	($0.06)	$0.06	-$0.12
Non-GAAP gross margin (2)	30%	38%	-8%
Non-GAAP operating expenses (2)	$10.4M	$10.6M	-$0.2M
Non-GAAP operating margin (2)	(2%)	13%	-15%
Non-GAAP net (loss) income (2)	($0.8M)	$5.3M	-$6.1M
Non-GAAP net (loss) income per share diluted (2)	($0.02)	$0.14	-$0.16
Adjusted EBITDA	$0.3M	$6.3M	-$6.0M
Ending cash and cash equivalents	$80.9M	$76.0M	+$4.9M
(1) 1Q22 includes a $1.3 million charge for severance costs associated with the planned shutdown of manufacturing operations in Beijing, China.
(2) Please refer to the schedules at the end of this press release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.

Aerospace and Defense Segment

A&D’s sequential-quarter revenue decrease was due to lower sales of Fiber Optic Gyro (FOG) and Defense Optoelectronic products, partly offset by higher Quartz MEMS revenue. A&D segment gross margin decreased primarily as a result of lower revenue.

Three Months Ended
	Mar 31, 2022	Dec 31, 2021	+increase/ -decrease
	2Q22	1Q22
A&D segment revenue	$9.0M	$9.9M	-$0.9M
A&D segment gross margin	14%	17%	-3%
A&D segment R&D expense (1)	$4.0M	$4.2M	-$0.2M
A&D segment profit (1)	($2.8M)	($2.5M)	-$0.3M
Non-GAAP A&D segment gross margin (2)	15%	18%	-3%
Non-GAAP A&D segment R&D expense (2)	$3.9M	$4.0M	-$0.1M
Non-GAAP A&D segment profit	($2.6M)	($2.3M)	-$0.3M
(1) Individual components may not sum to the total of reported consolidated amounts due to rounding.
(2) Please refer to the schedules at the end of this press release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.

Broadband Segment

Broadband’s sequential-quarter revenue decrease was primarily due to lower sales of CATV and Sensing products. Broadband segment gross margin decreased primarily as a result of lower revenue, higher material costs, and under-absorption of fixed overhead.

Three Months Ended
	Mar 31, 2022	Dec 31, 2021	+increase/ -decrease
	2Q22	1Q22
Broadband segment revenue	$23.6M	$32.3M	-$8.7M
Broadband segment gross margin	33%	44%	-11%
Broadband segment R&D expense (1)	$0.5M	$0.5M	$—M
Broadband segment profit (1)	$7.3M	$13.6M	-$6.3M
Non-GAAP Broadband segment gross margin (2)	35%	44%	-9%
Non-GAAP Broadband segment R&D expense (2)	$0.4M	$0.4M	$—M
Non-GAAP Broadband segment profit	$7.9M	$13.8M	-$5.9M
(1) Individual components may not sum to the total of reported consolidated amounts due to rounding.
(2) Please refer to the schedules at the end of this press release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.

Business Outlook

The Company expects revenue for the fiscal 2022 third quarter ending June 30, 2022 to be in the range of $25 million to $27 million, inclusive of an estimated $3.5 million of partial quarter revenue from the Space & Navigation business that was acquired from L3Harris Technologies, Inc. in April 2022.

Conference Call

The Company will discuss its financial results on May 4, 2022 at 5:00 p.m. ET (2:00 p.m. PT). The call will be available, live, to interested parties by dialing 800-304-0389. For international callers, please dial +1 313-209-5140. The conference passcode number is 6537772. The call will be webcast live via the Company's website at http://www.emcore.com. A webcast will be available for replay following the conclusion of the call.

About EMCORE

EMCORE Corporation is a leading provider of advanced mixed-signal products that serve the aerospace and defense, communications, and sensing markets. Our best-in-class components and systems support a broad array of applications including navigation and inertial sensing, defense optoelectronics, broadband communications, optical sensing, and specialty chips for telecom and data centers. We leverage industry-leading Quartz MEMS, Lithium Niobate, and Indium Phosphide chip-level technology to deliver state-of-the-art component and system-level products across our end-market applications. EMCORE has vertically-integrated manufacturing capability at its wafer fabrication facility in Alhambra, CA, and Quartz MEMS manufacturing facility in Concord, CA. Our manufacturing facilities maintain ISO 9001 quality management certification, and we are AS9100 aerospace quality certified at our facility in Concord. For further information about EMCORE, please visit http://www.emcore.com.

Use of Non-GAAP Financial Measures

The Company conforms to U.S. Generally Accepted Accounting Principles (“GAAP”) in the preparation of its financial statements. We disclose supplemental non-GAAP earnings measures for gross margin, operating expenses, research and development expenses, operating margin, and net (loss) income, as well as adjusted EBITDA.

Management believes these supplemental non-GAAP measures reflect the Company’s core ongoing operating performance and facilitates comparisons across reporting periods. The Company uses these measures when evaluating its financial results and for planning and forecasting of future periods. We believe that these supplemental non-GAAP measures are also useful to investors in assessing our operating performance. While we believe in the usefulness of these supplemental non-GAAP measures, there are limitations. Our non-GAAP measures may not be reported by other companies in our industry and/or may not be directly comparable to similarly titled measures of other companies due to potential differences in calculation. We compensate for these limitations by using these non-GAAP measures as a supplement to GAAP and by providing the reconciliations to the most comparable GAAP measure.

The schedules at the end of this press release reconcile the Company’s non-GAAP measures to the most directly comparable GAAP measure. The adjustments share one or more of the following characteristics: they are unusual and the Company does not expect them to recur in the ordinary course of its business, they do not involve the expenditure of cash, they are unrelated to the ongoing operation of the business in the ordinary course, or their magnitude and timing is largely outside of the Company’s control. For all reporting periods disclosed, the Company has applied consistent rationale, method, and adjustments in reconciling non-GAAP measures to the most directly comparable GAAP measure.

Non-GAAP measures are not in accordance with or an alternative to GAAP, nor are they meant to be considered in isolation or as a substitute for comparable GAAP measures. Our disclosures of these measures should be read only in conjunction with our financial statements prepared in accordance with GAAP. Non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results.

Forward-Looking Statements

The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results, including growth expectations in the A&D segment, expected revenue from our recent acquisition of the Space & Navigation business of L3 Harris Technologies, Inc., and statements about our future results of operations and financial position, plans, strategies, business prospects, changes, and trends in our business and the markets in which we operate.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as projected financial results, the development of new products, enhancements or technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance, or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) uncertainties regarding the effects of the COVID-19 pandemic, the length of time it will take for the COVID-19 pandemic to subside, and the impact of measures intended to reduce its spread on our business and operations, which is evolving and beyond our control; (b) the rapidly evolving markets for the Company's products and uncertainty regarding the development of these markets; (c) the Company's historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; (d) delays and other difficulties in commercializing new products; (e) the failure of new products: (i) to perform as expected without material defects, (ii) to be manufactured at acceptable volumes, yields, and cost, (iii) to be qualified and accepted by our customers, and

(iv) to successfully compete with products offered by our competitors; (f) uncertainties concerning the availability and cost of commodity materials and specialized product components that we do not make internally; (g) actions by competitors; (h) risks and uncertainties related to applicable laws and regulations, including the impact of changes to applicable tax laws and tariff regulations; (i) acquisition-related risks, including that (i) the revenues and net operating results obtained from our recent acquisitions may not meet our expectations, (ii) there could be losses and liabilities arising from these acquisitions that we will not be able to recover from any source, and (iii) we may not realize sufficient scale from these acquisitions and will need to take additional steps, including making additional acquisitions, to achieve our growth objectives for this product line; (j) risks related to our ability to obtain capital; (k) risks related to the transition of certain of our manufacturing operations from our Beijing facility to a contract manufacturer’s facility; (l) risks and uncertainties related to manufacturing and production capacity and expansion plans related thereto; (m) risks related to the conversion of order backlog into product revenue; and (n) other risks and uncertainties discussed under Item 1A - Risk Factors in our Annual Report on Form 10-K for the fiscal year ended September 30, 2021, as updated by our subsequent periodic reports.

Forward-looking statements are based on certain assumptions and analysis made in light of our experience and perception of historical trends, current conditions and expected future developments as well as other factors that we believe are appropriate under the circumstances. While these statements represent our judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We do not intend to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

EMCORE CORPORATION
Condensed Consolidated Statement of Operations and Comprehensive Income
(in thousands, except for per share data)
(unaudited)

	For the Three Months Ended March 31,		For the Six Months Ended March 31,
	2022	2021	2022	2021
Revenue	$32,650	$38,406	$74,886	$71,832
Cost of revenue	23,633	23,772	50,072	44,626
Gross profit	9,017	14,634	24,814	27,206
Operating expense:
Selling, general, and administrative	7,563	6,062	14,750	11,860
Research and development	4,535	3,771	9,162	8,067
Severance	20	—	1,318	—
(Gain) loss on sale of assets	(788)	218	(601)	189
Total operating expense	11,330	10,051	24,629	20,116
Operating (loss) income	(2,313)	4,583	185	7,090
Other (expense) income:
Interest expense, net	(12)	(49)	(23)	(98)
Foreign exchange (loss) gain	(17)	(68)	25	169
Total other (expense) income	(29)	(117)	2	71
(Loss) income before income tax benefit (expense)	(2,342)	4,466	187	7,161
Income tax benefit (expense)	117	(82)	2	(208)
Net (loss) income	$(2,225)	$4,384	$189	$6,953
Foreign exchange translation adjustment	2	(11)	22	(21)
Comprehensive (loss) income	$(2,223)	$4,373	$211	$6,932
Per share data
Net (loss) income per basic share	$(0.06)	$0.13	$0.01	$0.22
Weighted-average number of basic shares outstanding	37,217	32,968	37,082	31,219
Net (loss) income per diluted share	$(0.06)	$0.13	$0.01	$0.21
Weighted-average number of diluted shares outstanding	37,217	34,451	38,384	32,492

EMCORE CORPORATION
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	As of
	March 31, 2022	September 30, 2021
ASSETS
Current assets:
Cash and cash equivalents	$80,928	$71,621
Restricted cash	21	61
Accounts receivable, net of credit loss of $225 and $260, respectively	27,203	31,849
Contract assets	491	361
Inventory	28,049	32,309
Prepaid expenses and other current assets	6,543	6,877
Assets held for sale	735	1,241
Total current assets	143,970	144,319
Property, plant, and equipment, net	23,837	22,544
Goodwill	69	69
Operating lease right-of-use assets	19,930	13,489
Other intangible assets, net	149	167
Other non-current assets	213	225
Total assets	$188,168	$180,813
LIABILITIES and SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$15,317	$16,686
Accrued expenses and other current liabilities	10,470	9,936
Operating lease liabilities - current	938	1,198
Total current liabilities	26,725	27,820
Operating lease liabilities - non-current	19,479	12,684
Asset retirement obligations	2,067	2,049
Other long-term liabilities	115	794
Total liabilities	48,386	43,347
Commitments and contingencies
Shareholders’ equity:
Common stock, no par value, 50,000 shares authorized; 44,301 shares issued and 37,395 shares outstanding as of March 31, 2022; 43,890 shares issued and 36,984 shares outstanding as of September 30, 2021	784,371	782,266
Treasury stock at cost; 6,906 shares as of March 31, 2022 and September 30,2021	(47,721)	(47,721)
Accumulated other comprehensive income	709	687
Accumulated deficit	(597,577)	(597,766)
Total shareholders’ equity	139,782	137,466
Total liabilities and shareholders’ equity	$188,168	$180,813

EMCORE CORPORATION
Reconciliations of GAAP to Non-GAAP Financial Measures

	Three Months Ended
	Mar 31, 2022	Dec 31, 2021
	2Q22	1Q22
Gross profit	$9,017	$15,797
Gross margin	28%	37%

Adjustments:
Stock-based compensation expense	178	151
Asset retirement obligation accretion	9	9
Amortization of acquired intangibles	12	6
CATV transition - shutdown expense	432	—
Total adjustments	631	166

Non-GAAP gross profit	$9,648	$15,963
Non-GAAP gross margin	30%	38%

	Three Months Ended
	Mar 31, 2022	Dec 31, 2021
	2Q22	1Q22
Operating expense	$11,330	$13,299
Stock-based compensation expense	(966)	(937)
Severance expense	(20)	—
CATV transition - severance expense	—	(1,298)
CATV transition - gain (loss) on sale of assets	788	(187)
Acquisition-related expense	(456)	—
Litigation-related expense	(290)	(234)
Non-GAAP operating expense	$10,386	$10,643

	Three Months Ended
	Mar 31, 2022	Dec 31, 2021
	2Q22	1Q22
Operating profit	$(2,313)	$2,498
Operating margin	(7%)	6%

Adjustments:
Stock-based compensation	1,144	1,088
Asset retirement obligation accretion	9	9
Amortization of acquired intangibles	12	6
Severance expense	20	—
CATV transition - severance expense	—	1,298
CATV transition - shutdown expense	432	—
CATV transition - (gain) loss on sale of assets	(788)	187
Acquisition-related expense	456	—
Litigation-related expense	290	234
Total adjustments	1,575	2,822

Non-GAAP operating profit	$(738)	$5,320
Non-GAAP operating margin	(2%)	13%

Depreciation expense	1,008	995
Adjusted EBITDA	$270	$6,315
Adjusted EBITDA %	1%	15%

	Three Months Ended
	Mar 31, 2022	Dec 31, 2021
	2Q22	1Q22
Net (loss) income	$(2,225)	$2,414
Net (loss) income per share basic	$(0.06)	$0.07
Net (loss) income per share diluted	$(0.06)	$0.06

Adjustments:
Stock-based compensation expense	1,144	1,088
Asset retirement obligation accretion	9	9
Amortization of acquired intangibles	12	6
Severance expense	20	—
CATV transition - severance expense	—	1,298
CATV transition - shutdown expense	432	—
CATV transition - (gain) loss on sale of assets	(788)	187
Acquisition-related expense	456	—
Litigation-related expense	290	234
Foreign exchange loss (gain)	17	(42)
Income tax (benefit) expense	(117)	115
Total adjustments	1,475	2,895

Non-GAAP net (loss) income	$(750)	$5,309
Non-GAAP net (loss) income per share basic	$(0.02)	$0.14
Non-GAAP net (loss) income per share diluted	$(0.02)	$0.14

Interest expense, net	12	11
Depreciation expense	1,008	995
Adjusted EBITDA	$270	$6,315
Adjusted EBITDA %	1%	15%

	Three Months Ended			Three Months Ended
	Mar 31, 2022	Dec 31, 2021		Mar 31, 2022	Dec 31, 2021
	2Q22	1Q22		2Q22	1Q22
Aerospace and Defense			Broadband
Gross profit	$1,233	$1,684	Gross profit	$7,784	$14,113
Gross margin	14%	17%	Gross margin	33%	44%

Adjustments:			Adjustments:
Stock-based compensation expense	96	86	Stock-based compensation expense	82	65
Asset retirement obligation accretion	—	—	Asset retirement obligation accretion	9	9
Amortization of acquired intangibles	12	6	Amortization of acquired intangibles	—	—
CATV transition - shutdown expense	—	—	CATV transition - shutdown expense	432	—
Total adjustments	108	92	Total adjustments	523	74

Non-GAAP gross profit	$1,341	$1,776	Non-GAAP gross profit	$8,307	$14,187
Non-GAAP gross margin	15%	18%	Non-GAAP gross margin	35%	44%

R&D expense	$4,041	$4,162	R&D expense	$494	$465
Stock-based compensation expense	(118)	(117)	Stock-based compensation expense	(67)	(65)
Non-GAAP R&D expense	$3,923	$4,045	Non-GAAP R&D expense	$427	$400

Contact:
EMCORE Corporation
Tom Minichiello
(626) 293-3400
investor@emcore.com